UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)

(Ticker Symbol: MUHLX)

ANNUAL REPORT

December 31, 2023

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: https://muhlenkamp.com/

This Page Intentionally Left Blank.

MUHLENKAMP FUND

January 2024

Fellow Investors,

A year ago in our last annual letter we thought there were three questions of particular importance to investors:

1.	Will inflation remain high? If so, how high will it be?
2.	Will the United States enter a recession? If so, how bad will it be?
3.	Will a financial crisis erupt that prompts the Federal Reserve to drop interest rates and perhaps restart quantitative easing? If so, will this cause inflation to run up again?

Our thoughts at the time were that inflation would be 4-5%, a recession was likely, and a crisis was a possibility.

What actually happened?

–	Inflation fell. The Consumer Price Index started the year at 6.4% and ended the year at 3.4%.
–
A banking crisis did erupt in the early spring as several regional banks went bankrupt, prompting the Federal Reserve to lend to a number of other banks to keep them out of trouble. The Fed did not cut interest rates nor did they resume quantitative easing in response – they found other ways to help the banks.

–	The U.S. economy expanded and there was no recession. Year-over-year inflation-adjusted GDP growth averaged about 3% for the first three quarters of ’23. The fourth quarter hasn’t been reported yet.

So, a pretty good outcome for the year on all three questions.

How did bond and stock markets do? The bond markets ended the year pretty close to their starting point: the yield on the 10-year Treasury bond, for instance, began the year at 3.89%, peaked in October at 5%, then ended the year at 3.9%. Please note that bond prices move the opposite direction of bond yields: so long-term bonds sold off significantly during the year, bottomed in October, then recovered by year end. Of more interest to consumers the 30-year conforming mortgage rate began the year at 6.6%, peaked in October at 8%, and retreated to 6.7% at year-end. Equity markets did better with the market cap weighted S&P 500 index up 26.29% for the year. This remarkable performance was largely due to a small group of large companies that Wall Street came to call the “Magnificent Seven” (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla). The emergence in March of new artificial intelligence (AI) tools sparked the imagination of tech investors which drove the move in those companies considered to be in the best position to profit from AI developments. The Muhlenkamp Fund returned 13.92% before taxes during 2023, underperforming the S&P 500 by 12.37%. For a more detailed analysis of the Fund’s performance please refer to Management’s Discussion of Fund Performance.

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The decline in inflation during the year allowed the Federal Reserve to be a little less vigorous about fighting inflation in the second half of the year than in the first half. The Fed raised the Federal Funds Rate four times between January and July but left it alone after that. The Federal reserve also shrank their balance sheet steadily throughout the year (with a brief growth spurt in March when they bailed out some banks) and the balance sheet ended the year 10% smaller than it started the year. Although current inflation of 3% is above their 2% target, it would seem they are fairly comfortable with their inflation fighting efforts and show little inclination to do more. The Fed has even hinted they may reduce interest rates in 2024 and the markets are estimating that could begin as early as March.

As 2024 kicks off we see the economy growing slowly, the Fed no longer raising interest rates but still shrinking their balance sheet, and the rest of the Federal government spending significantly more money than it is receiving (the estimated deficit in ’24 is $1.8 trillion, or about $15,000 per household). In 2024 we again think there are a few questions of particular importance to investors:

–	Where will inflation go – lower, higher, sideways, or all three? We think sideways or higher is more likely over the next couple of years, but very short time frames are hard to predict.
–
Will government deficits drive interest rates higher? Our deficit is unusually high given that we are neither at war nor in a recession, and the rising interest rates in 2023 dramatically increased our interest payments. Will interest rates rise to attract the money necessary to fund government expenditures?

–
Will we see a recession in 2024? Historically it is quite common for recessions to begin after the Federal Reserve begins to cut interest rates so the shift by the Fed doesn’t mean we are out of the woods yet. Higher interest rates are causing problems in the banking industry and real estate and a number of economic indicators are still at recessionary levels. We think a recession is quite possible in 2024.

–	What will we be able to learn from the ’24 elections? We always pay attention to elections to try to get a read on what matters to voters.

In summary, we think we are in a period of higher inflation and higher interest rates than the period from 2009 to 2021. It remains possible we will see a recession in 2024.

Our investments should do well if our read of the environment is correct but should also be okay if we are wrong in part or in whole. We retain a decent cash reserve to take advantage of low asset prices that typically accompany a recession. We have significant holdings in energy, which typically do well in periods of high inflation. We expect our health care communications services companies to be indifferent to a recession and most of our industrial companies are poised to benefit from increased government spending. We continue to look for opportunities to earn a satisfactory return on our capital and will put money to work when we find them.

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As always, please get in touch with us if you have any questions, we’d love to hear from you.

With our best wishes for your continued success and good health,

Jeff Muhlenkamp	Ron Muhlenkamp

CPI (Consumer Price Index) measures the average change in prices over time that consumers pay for a basket of goods and services, commonly known as inflation. One cannot invest directly in an index.

GDP (Gross Domestic Product) is the total market value of all goods and services produced within a country in a given period of time (usually a calendar year).

S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

The comments made in this letter are opinions and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

MUHLENKAMP FUND

Management Discussion of Fund Performance for 2023
(Unaudited)	January 11, 2024

For the year ending December 31, 2023, the Muhlenkamp Fund returned 13.92% before taxes, underperforming the S&P 500 Index which had a total return of 26.29% over the same period.

On average during the year the Fund was overweight Industrials, Health Care, Energy, and Materials and underweight Information Technology, Consumer Discretionary, Financials, Communication Services, Consumer Staples, Utilities, and Real Estate relative to the sector weighting of our benchmark, the S&P 500 Index. On average during the year the Fund held 21.00% cash.

The total underperformance of 12.37% is due to both stock selection and asset allocation. Stock selection resulted in 3.64% of relative underperformance, asset allocation generated the remaining 8.73% of relative underperformance. In plain English, our overweight in Energy, which performed poorly during the year, and our cash holdings hurt our performance relative to the S&P 500 Index as did our underweight in Technology, which was the best performing sector during the year.

The top three contributors to the Fund’s performance in 2023 were Broadcom Inc. (AVGO), which was up 104% for the year and added 2.88% to performance, Rush Enterprises (RUSHA), which was up 46.7% for the year and added 2.07% to performance, and BGC Group Inc. (BGC), a new holding which was up 54.6% for us and added 1.48% to performance. The three positions which detracted the most from Fund performance were CVS Health Corp. (CVS), which fell by 27%, reduced the Fund’s return by .83%, and was sold during the year; Bristol-Myers Squibb (BMY), which fell by 26.2% and reduced the Fund’s return by .78%; and Franco-Nevada Corp. (FNV), which fell by 17.7%, reduced the Fund’s returns by .49% and has also been sold. Options were not employed by the Fund this year. During the year the Fund held a position in an ETF designed to return the inverse of the performance of the NASDAQ-100 Index as a hedge against a further decline in technology stocks. That position resulted in a reduction of Fund performance of .46% and was sold during the year. At year end the Fund held one foreign based company: Schlumberger (SLB), a Curacao incorporated energy services company.

Economically, 2023 was dominated by high but falling inflation and ongoing efforts by the Federal Reserve to continue to reduce inflation. Inflation as measured by the Consumer Price Index (CPI) began the year at 6.4% in January and declined to 3.4% in December. The Federal Reserve raised their target for the Federal Funds rate from 4.25% at the beginning of the year to 5.25% in July and held it steady through the end of the year. The Federal Reserve also continued to run off its balance sheet during the year falling 10.5% from a starting balance of $8.5 trillion to a year-end balance of $7.6 trillion. The 30-year conforming mortgages rates increased from January through October, peaking at just over 8%, then falling to roughly 7% by yearend. The economy continued to grow throughout the year with Real Gross Domestic Product (GDP) growth of 2.2% in the first quarter, 2.1% in the second quarter, and

MUHLENKAMP FUND

4.9% in the third quarter. Fourth quarter 2023 numbers have not been released yet but are estimated to be 1.3%. In March, several large regional banks experienced bank runs and were closed. The Federal Reserve in response lent at low rates and against the par value of assets to regional banks as the Federal Deposit Insurance Corporation (FDIC) extended its insurance to all deposits, even those above the previous limit of $250,000. These actions prevented further bank runs and the episode was largely over by the middle of May.

Management’s primary strategy of purchasing undervalued securities resulted in underperformance relative to the S&P 500 during 2023. Management’s strategy of hedging its holdings against declines in the market via inverse ETFs had a small negative impact on performance in 2023.

While we’ve discussed our sector weightings relative to the S&P 500, we remind you that we do not make buy and sell decisions that way. We buy companies when we think we are getting good value for the price and sell them when we believe that’s no longer true – either because the price appreciated to reflect the value we saw or because our expectations of the business are not being met and the value we perceived isn’t there. We are certainly aware of our sector weightings but don’t manage to them. We pay attention to our exposure to underlying risks and we carefully manage those. We find that sector diversification is not a good proxy for risk diversification, and we are far more interested in the latter than the former.

S&P 500® Index – The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index.

CPI – The Consumer Price Index measures the average change in prices over time that consumers pay for a basket of goods and services, commonly known as inflation. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small-cap and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. ETF Risk. The market price of an ETF will fluctuate based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.

Past performance is no guarantee of future results. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

MUHLENKAMP FUND

A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 12/31/13 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.
____________
*	Unaudited

MUHLENKAMP FUND

Average Annual Total Returns (Unaudited)
as of December 31, 2023

	One	Three	Five	Ten	Since
Muhlenkamp Fund	Year	Year	Year	Year	Inception*
Return Before Taxes	13.92%	14.78%	14.11%	6.12%	9.08%
S&P 500® Index**	26.29%	10.00%	15.69%	12.03%	10.72%
Consumer Price Index***	3.35%	5.60%	4.07%	2.79%	2.70%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted and can be obtained by calling 1-800-860-3863.

*	Operations commenced on November 1, 1988.
**
The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***	Consumer Price Index – U.S. CPI Consumer NSA (Non-Seasonally Adjusted) Index. One cannot invest directly in an index.

The following is expense information for the Muhlenkamp Fund as disclosed in the Fund’s most recent prospectus dated April 30, 2023:

Gross Expenses: 1.28%; Net Expenses: 1.26%. Muhlenkamp & Company, Inc. (the “Adviser”) has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that effective May 1, 2023, Total Annual Fund Operating Expenses (excluding acquired fund fees, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the Fund’s average daily net assets. Prior to May 1, 2023 Total Annual Fund Operating Expenses were limited to 1.10% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2024. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

MUHLENKAMP FUND

Annual Returns Since Inception(1)
(Unaudited)

One-Year Period
Ended 12/31	Muhlenkamp Fund	S&P 500® Index	Consumer Price Index
1989	12.45%	31.69%	4.65%
1990	-14.90%	-3.10%	6.11%
1991	45.39%	30.47%	3.06%
1992	15.80%	7.62%	2.90%
1993	18.12%	10.08%	2.75%
1994	-7.19%	1.32%	2.67%
1995	32.96%	37.58%	2.54%
1996	29.98%	22.96%	3.32%
1997	33.30%	33.36%	1.70%
1998	3.22%	28.58%	1.61%
1999	11.40%	21.04%	2.68%
2000	25.30%	-9.10%	3.39%
2001	9.35%	-11.89%	1.55%
2002	-19.92%	-22.10%	2.38%
2003	48.08%	28.68%	1.88%
2004	24.51%	10.88%	3.26%
2005	7.88%	4.91%	3.42%
2006	4.08%	15.79%	2.54%
2007	-9.66%	5.49%	4.08%
2008	-40.39%	-37.00%	0.09%
2009	31.49%	26.46%	2.72%
2010	6.14%	15.06%	1.50%
2011	-4.74%	2.11%	2.96%
2012	12.52%	16.00%	1.74%
2013	34.43%	32.39%	1.50%
2014	0.64%	13.69%	0.76%
2015	-6.21%	1.38%	0.73%
2016	-3.70%	11.96%	2.07%
2017	18.77%	21.83%	2.11%
2018	-13.29%	-4.38%	1.91%
2019	14.39%	31.49%	2.29%
2020	11.86%	18.40%	1.36%
2021	29.02%	28.71%	7.04%
2022	2.88%	-18.11%	6.45%
2023	13.92%	26.29%	3.35%

(1)	Operations commenced on November 1, 1988.

MUHLENKAMP FUND

EXPENSE EXAMPLE
December 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 – December 31, 2023).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
December 31, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2023	12/31/2023	7/1/2023 – 12/31/2023(1)
Actual(2)	$1,000.00	$1,050.40	$6.20
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.16	$5.11

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended December 31, 2023 of 5.04%.

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ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2023 (Unaudited)

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
December 31, 2023

ASSETS
Investments, at value (Cost: $139,104,911)	$230,978,700
Dividends and interest receivable	304,318
Dividend tax reclaim receiveable	2,342
Receivable for capital shares sold	129,496
Prepaid expenses	12,130
Total assets	231,426,986

LIABILITIES
Payable to investment adviser	185,747
Payable for capital shares redeemed	56,794
Payable for fund administration & accounting fees	50,651
Payable for transfer agent fees & expenses	40,295
Payable for printing & mailing	25,215
Payable for trustee fees	4,403
Payable for compliance fees	3,748
Payable for custody fees	2,397
Payable for audit fees	1,746
Accrued expenses	8,992
Total liabilities	379,988
Net assets	$231,046,998

NET ASSETS
Paid-in capital	$139,555,265
Total distributable earnings	91,491,733
Net assets	$231,046,998
Shares issued and outstanding(1)	3,712,712
Net asset value, redemption price and offering per share	$62.23

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

INVESTMENT INCOME:
Dividend income		$2,982,143
Less: Foreign taxes withheld		(7,693)
Interest income		2,274,326
Total investment income		5,248,776
EXPENSES:
Investment advisory fees (See Note 3)	$2,264,033
Fund administration &
accounting fees (See Note 3)	208,750
Transfer agent fees & expenses (See Note 3)	178,093
Postage & printing fees	40,263
Federal & state registration fees	37,433
Audit fees	22,490
Trustee fees	21,666
Legal fees	17,250
Compliance fees (See Note 3)	14,995
Custody fees (See Note 3)	14,277
Other expenses	12,773
Total expenses before waiver	2,832,023
Less: waiver from
investment adviser (See Note 3)	(189,209)
Less: expense reductions (See Note 8)	(4,242)
Net expenses		2,638,572
NET INVESTMENT INCOME		2,610,204
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Total net realized loss on investments sold		(158,905)
Total net change in unrealized
appreciation/depreciation on investments		27,283,650
Net realized and unrealized gain on investments		27,124,745
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$29,734,949

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$2,610,204	$1,019,970
Net realized gain (loss) on investments sold	(158,905)	20,419,769
Net change in unrealized
appreciation/depreciation on investments	27,283,650	(15,514,072)
Net increase in net assets
resulting from operations	29,734,949	5,925,667
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,907,819	138,860,847
Proceeds from reinvestments of distributions	1,888,232	16,601,535
Payment for shares redeemed	(97,214,496)	(67,556,297)
Payment for redemption in-kind(1)	—	(1,438,128)
Net increase (decrease) in net assets
resulting from capital share transactions	(73,418,445)	86,467,957
DISTRIBUTIONS TO SHAREHOLDERS:	(2,047,290)	(17,733,491)
TOTAL INCREASE (DECREASE)
IN NET ASSETS	(45,730,786)	74,660,133
NET ASSETS:
Beginning of year	276,777,784	202,117,651
End of year	$231,046,998	$276,777,784

(1)	A redemption-in-kind occurred in the Fund on July 5, 2022.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the years

	Year Ended December 31,
	2023		2022		2021		2020		2019
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF YEAR	$55.11		$57.21		$47.79		$47.12		$41.71
INVESTMENT OPERATIONS:
Net investment income (loss)	0.71		0.22		(0.05)		0.11		0.18
Net realized and unrealized
gains on investments	6.96		1.43		13.91		5.47		5.82
Total from investment operations	7.67		1.65		13.86		5.58		6.00
LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)		(0.21)		—		(0.13)		(0.19)
Net realized gains	—		(3.54)		(4.44)		(4.78)		(0.40)
Total distributions	(0.55)		(3.75)		(4.44)		(4.91)		(0.59)
NET ASSET VALUE, END OF YEAR	$62.23		$55.11		$57.21		$47.79		$47.12
TOTAL RETURN	13.92%		2.88%		29.02%		11.86%		14.39%
SUPPLEMENTAL DATA AND RATIOS:
NET ASSETS, END OF YEAR
(IN MILLIONS)	$226		$277		$202		$180		$185
RATIO OF EXPENSE TO
AVERAGE NET ASSETS:
Excluding expense waiver/reductions	1.25%		1.22%		1.26%		1.29%		1.28%
Including expense waiver/reductions	1.17	%(3)	1.10	%(1)	1.10%		1.10	%(1)	1.12	%(1)(2)
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Including expense waiver/reductions	1.15%		0.39%		(0.08)%		0.24%		0.38%
PORTFOLIO TURNOVER RATE	14.72%		15.40	%(4)	8.06	%(5)	24.64%		40.19%

(1)	The ratio includes expense reductions for minimum account maintenance fees deposited into the Fund. (See Note 8)
(2)	Prior to February 28, 2019, the annual expense limitation was 1.20% of the average daily net assets. Thereafter it was 1.10%.
(3)	Prior to May 1, 2023, the annual expense limitation was 1.10% of the average daily net assets. Thereafter it was 1.20%.
(4)	Excludes the value of securities delivered as a result of an in-kind redemption of the Fund’s capital shares on July 5, 2022.
(5)	Excludes the value of securities delivered as a result of an in-kind redemption of the Fund’s capital shares on May 12, 2021 and August 31, 2021.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
December 31, 2023

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 83.6%

Capital Markets — 3.4%
BGC Group, Inc. — Class A	1,087,526	$7,851,938

Chemicals — 3.5%
Dow, Inc.	145,773	7,994,192

Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc. — Class B(a)	25,199	8,987,475

Energy Equipment & Services — 6.4%
Schlumberger Ltd.	202,576	10,542,055
Transocean Inc.(a)	660,200	4,192,270
		14,734,325

Health Care Providers & Services — 9.2%
McKesson Corporation	27,208	12,596,760
UnitedHealth Group, Inc.	16,323	8,593,570
		21,190,330

Household Durables — 4.6%
PulteGroup, Inc.	57,253	5,909,655
Taylor Morrison Home Corp.(a)	90,265	4,815,638
		10,725,293

Machinery — 2.1%
Wabtec Corporation	37,430	4,749,867

Marine — 3.7%
Kirby Corp.(a)	108,718	8,532,189

Media — 2.9%
TEGNA, Inc.	431,550	6,602,715

Metals & Mining — 4.3%
Newmont Corp.	112,600	4,660,514
Royal Gold, Inc.	43,739	5,290,669
		9,951,183

Oil, Gas & Consumable Fuels — 8.7%
EQT Corp.	287,945	11,131,954
Occidental Petroleum Corp.	148,980	8,895,596
		20,027,550

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 83.6% (Continued)

Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	85,301	$4,376,794

Semiconductors &
Semiconductor Equipment — 7.8%
Broadcom, Inc.	10,307	11,505,188
Microchip Technology, Inc.	72,059	6,498,281
		18,003,469

Software — 3.3%
Microsoft Corporation	20,097	7,557,276

Technology Hardware & Equipment — 2.8%
MasTec, Inc.(a)	84,152	6,371,989

Technology Hardware, Storage & Peripherals – 2.9%
Apple, Inc.	35,700	6,873,321

Thrifts & Mortgage Finance — 3.8%
NMI Holdings, Inc. — Class A(a)	301,687	8,954,070

Trading Companies & Distributors — 8.4%
Rush Enterprises, Inc. — Class A	280,456	14,106,937
United Rentals, Inc.	9,500	5,447,490
		19,554,427
TOTAL COMMON STOCKS
(Cost $103,743,607)		193,038,403

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Name of Issuer or Title of Issue	Shares	Value
EXCHANGE TRADED FUNDS — 3.2%
Alerian MLP ETF	174,245	$7,408,897

TOTAL EXCHANGE TRADED FUNDS
(Cost $4,829,904)		7,408,897

SHORT-TERM INVESTMENTS — 13.2%

Money Market Funds — 13.2%
First American Government Obligations
Fund — Class X, 5.30%(b)	30,531,400	30,531,400
TOTAL SHORT-TERM INVESTMENTS
(Cost $30,531,400)		30,531,400
TOTAL INVESTMENTS — 100.0%
(Cost $139,104,911)		$230,978,700
Other Assets in Excess of Liabilities — 0.0%(c)		68,298
TOTAL NET ASSETS — 100.0%		$231,046,998

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2023

1.    ORGANIZATION
Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Muhlenkamp Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the “Adviser”) to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term, and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.
Investment Valuations — Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained for brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$193,038,403	$—	$—	$193,038,403
Exchange Traded Funds	7,408,897	—	—	7,408,897
Short-Term Investment	30,531,400	—	—	30,531,400
Total Investments
in Securities	$230,978,700	$—	$—	$230,978,700

Refer to the Schedule of Investments for further information on the classification of investments.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) may be categorized as ordinary income, net capital gain, or a return of capital. The proper classification of MLP distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. Due to the nature of the MLP investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

d.
Federal Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2023, the Fund did not incur any interest and penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2020.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

e.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.

f.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

g.
Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

h.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2023, no long options contracts were purchased, and no written option contracts were opened. The Fund’s average monthly notional value of written option contracts for the year ended December 31, 2023, was $0.

3.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser charges a management fee at a 1.00% annual rate of the Fund’s average daily net assets up to $300 million, 0.95% of the Fund’s average daily net assets on the next $200 million, and 0.90% on the balance of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Fund (the “Expense Cap”). Prior to May 1, 2023, the Expense Cap was 1.10% of the average daily net assets of the Fund.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

Operating Expense Limitation Agreement is indefinite but cannot be terminated within one year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon sixty days’ written notice by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
January-December 2024	$318,386
January-December 2025	$316,952
January-December 2026	$189,209

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the year ended December 31, 2023, are disclosed in the Statement of Operations.

4.    LINE OF CREDIT
The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000, 5% of the Fund’s gross market value or 33.33% of the unencumbered assets of the Fund, whichever is less. The LOC matures on July 21, 2024. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 8.50% as of December 31, 2023. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the year ended December 31, 2023, the Fund did not have any borrowings under the LOC.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

5.    CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Shares sold	370,279	2,370,595
Dividends reinvested	30,367	301,243
Shares redeemed	(1,709,908)	(1,157,115)
Shares redeemed in-kind	—	(25,884)
Shares outstanding, end of year	3,712,712	5,021,974

6.    INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2023, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$44,135,554	$26,266,542

7.    FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2023, the Fund had a short-term Capital Loss Carryover of $158,905.

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$139,104,911
Gross tax unrealized appreciation	$93,231,834
Gross tax unrealized depreciation	(1,358,070)
Net tax unrealized appreciation on investments	91,873,764
Undistributed ordinary income	122,668
Undistributed long term capital gains	—
Distributable earnings	122,668
Other accumulated loss	(504,699)
Total distributable earnings	$91,491,733

Any temporary book basis and tax-basis differences are attributable primarily to straddle loss deferrals.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income*	$2,047,290	$986,736
Long-term capital gain	$—	$16,746,755

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Total Distributable Earnings	Paid-In Capital
$(473,436)	$473,436

These permanent differences are primarily due to tax equalization.

8.    EXPENSE REDUCTIONS
Expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund’s Automatic Investment Plan. Accounts that do not meet one of these three criteria are charged a $15 minimum account maintenance fee. This fee was used to lower the Fund’s expense ratio.

For the fiscal year ended December 31, 2023, the Fund’s expenses were reduced by $4,242 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2023, resulting in a decrease to the expenses being charged to shareholders.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2023

9.    GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

10.    OTHER REGULATORY MATTERS
In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

MUHLENKAMP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muhlenkamp Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Muhlenkamp Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 29, 2024

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees
Leonard M. Rush, CPA	Chairman,	Indefinite	31	Retired, Chief	Independent
615 E. Michigan St.	Trustee and	Term;		Financial	Trustee, ETF
Milwaukee, WI 53202	Audit	Since		Officer,	Series Solutions
Year of Birth: 1946	Committee	April		Robert W.	(57 Portfolios)
	Chairman	2011		Baird & Co.	(2012-Present).
Incorporated
(2000-2011).

David A. Massart	Trustee	Indefinite	31	Partner and	Independent
615 E. Michigan St.		Term;		Managing	Trustee, ETF
Milwaukee, WI 53202		Since		Director, Beacon	Series Solutions
Year of Birth: 1967		April		Pointe Advisors,	(57 Portfolios)
		2011		LLC (since 2022);	(2012-Present).
Co-Founder and
Chief Investment
Strategist, Next
Generation Wealth
Management, Inc.
(2005-2021).

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
David M. Swanson	Trustee and	Indefinite	31	Founder and	Independent
615 E. Michigan St.	Nominating	Term;		Managing	Trustee, ALPS
Milwaukee, WI 53202	&	Since		Principal,	Variable
Year of Birth: 1957	Governance	April		SwanDog	Investment Trust
	Committee	2011		Strategic	(7 Portfolios)
	Chairman			Marketing, LLC	(2006-Present);
				(2006-Present).	Independent
Trustee,
RiverNorth Funds
(3 Portfolios)
(2018-Present);
RiverNorth
Managed
Duration
Municipal
Income Fund,
Inc. (1 Portfolio)
(2019-Present);
RiverNorth
Opportunistic
Municipal
Income Fund,
Inc. (1 Portfolio)
(2018-Present);
RiverNorth
Capital and
Income Fund
(1 Portfolio)
(2018-Present);
RiverNorth
Opportunities
Fund
(1 Portfolio)
(2015-Present);
RiverNorth/
DoubleLine
Strategic
Opportunity
Fund, Inc.
(1 Portfolio)
(2019-Present);

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
David M. Swanson					RiverNorth
(continued)					Flexible
Municipal
Income Fund,
Inc. (1 Portfolio)
(2020-Present);
RiverNorth
Flexible
Municipal
Income Fund II,
Inc. (1 Portfolio)
(2021-Present);
RiverNorth
Managed
Duration
Municipal
Income Fund II,
Inc. (1 Portfolio)
(2022-Present).

Robert J. Kern	Trustee	Indefinite	31	Retired	None
615 E. Michigan St.		Term;		(July 2018-
Milwaukee, WI 53202		Since		Present);
Year of Birth: 1958		January		Executive Vice
		2011		President, U.S.
Bancorp Fund
Services, LLC
(1994-2018).

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Officers
Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term,		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	Since		Services, LLC
Year of Birth: 1973	Executive	November		(2005-Present).
	Officer	2018

Deborah Ward	Vice	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	President,	Term;		President, U.S.
Milwaukee, WI 53202	Chief	Since		Bancorp Fund
Year of Birth: 1966	Compliance	April		Services, LLC
	Officer and	2013		(2004-Present).
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Principal	Term;		President, U.S.
Milwaukee, WI 53202	Financial	Since		Bancorp Fund
Year of Birth: 1981	Officer	August		Services, LLC
	and Vice	2019		(2008-Present).
	President	(Treasurer);
Since
November
2018 (Vice
President)

John Hadermayer	Secretary	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Year of Birth: 1977		May		(2022-Present);
		2022		Executive Director,
AQR Capital
Management, LLC
(2013-Present).

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Silinapha Saycocie	Assistant	Indefinite	N/A	Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund
Milwaukee, WI 53202	and Vice	Since		Services, LLC
Year of Birth: 1998	President	November		(2020-Present).
2023

Sara J. Bollech	Assistant	Indefinite	N/A	Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund
Milwaukee, WI 53202	and Vice	Since		Services, LLC
Year of Birth: 1977	President	November		(2007-Present).
2021

Peter A. Walker, CPA	Assistant	Indefinite	N/A	Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund
Milwaukee, WI 53202	and Vice	Since		Services, LLC
Year of Birth: 1993	President	November		(2016-Present).
2021

MUHLENKAMP FUND

ADDITIONAL INFORMATION
Year Ended December 31, 2023 (Unaudited)

1.    BROKER COMMISSIONS
For the year ended December 31, 2023, the Fund paid $26,631 in broker commissions. These commissions are included in the cost basis of investments purchased and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal less than 1 cent per Fund share and would have increased the net expense ratio from 1.16% to 1.17%.

2.    QUALIFIED DIVIDEND INCOME PERCENTAGE
For the fiscal year ended December 31, 2023, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023, was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

3.    INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending December 31, 2023, is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

4.    AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-860-3863.

This Page Intentionally Left Blank.

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 1-800-860-3863.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the year covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distributions.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2023 and December 31, 2022, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$17,250	$16,500
(b) Audit-Related Fees	$ -	$ -
(c) Tax Fees	$ 5,000	$ 5,000
(d) All Other Fees	$ -	$ -

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.-not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h)The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed Herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 5, 2024

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    March 5, 2024